UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                  June 6, 2006

                                SEARCHHELP, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                   001-31590                 11-3621755
--------------------------------------------------------------------------------
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


             1055 Stewart Avenue, Suite 12, Bethpage, New York 11714 (Address of principal executive offices, including zip code)

                                  516-922-4765
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 6, 2006, SearchHelp, Inc. (the "Company") was notified by RA 6800 Jericho Turnpike LLC (the "Landlord") that the Landlord had executed an Office Lease, dated as of June 1, 2006, between the Company, as Tenant, and RA 6800 Jericho Turnpike LLC, as Landlord, relating to 6800 Jericho Turnpike, Suite 208 E, Syosset, NY (the "New Offices"). The Company will relocate its corporate offices to the New Offices on or about July 15, 2006.

The lease term commences on July 1, 2006 and has a term of 5 years and 2 months. A security deposit of $8,406.00 has been deposited with the Landlord.

The rent payments under the lease are as follows:

        For the Period                         Per month
        July 1, 2006 - June 30, 2007           $4,268.38
        July 1, 2007 - June 30, 2008           $4,401.43
        July 1, 2008 - June 30, 2009           $4,539.13
        July 1, 2009 - June 30, 2010           $4,681.66
        July 1, 2010 - June 30, 2011           $4,829.17
        July 1, 2011 - August 31, 2011         $4,981.85

A credit of $3,801.38 per month shall be applied in August and September 2006.

Future rent payments for the respective calendar years are as follows

        Year                    Total rent
        2006                    $18,007.52
        2007                    $52,018.86
        2008                    $53,643.36
        2009                    $55,324.74
        2010                    $57,064.98
        2011                    $38,938.72

The New Office contains approximately 1,868 square feet.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.


      10.1 Office Lease, dated as of June 1, 2006, between the Company, as Tenant, and RA 6800 Jericho Turnpike LLC, as Landlord, relating to 6800 Jericho Turnpike, Suite 208 E, Syosset, NY.

      99.1  Press release issued by the Company announcing its relocation.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: June 12, 2006

                                                 SEARCHHELP, INC.

                                                 By:    /s/ John Caruso
                                                        ------------------------
                                                 Name:  John Caruso
                                                 Title: Chief Financial Officer